UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 1, 2014

(Date of earliest event reported)

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

(804) 633-5031

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2014, Union First Market Bankshares Corporation (“Union”) completed its acquisition of StellarOne Corporation (“StellarOne”). The merger of StellarOne with and into Union (the “Merger”) was effected pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of June 9, 2013, between Union and StellarOne, and a related Plan of Merger (together, the “Merger Agreement”).

Pursuant to the Merger Agreement, holders of shares of StellarOne common stock have a right to receive 0.9739 shares of Union common stock for each share of StellarOne common stock held immediately prior to the effective date of the Merger, plus cash in lieu of fractional shares. Each option granted by StellarOne to purchase shares of StellarOne common stock that was outstanding immediately prior to the effective date of the Merger vested in full and was converted into an option to purchase shares of Union common stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment based on the 0.9739 exchange ratio. Each restricted stock award granted by StellarOne with respect to shares of StellarOne common stock that was unvested or contingent and outstanding immediately prior to the effective date of the Merger was converted into a restricted stock award with respect to shares of Union common stock on the same terms and conditions as were applicable prior to the Merger (taking into account any acceleration of vesting by reason of the completion of the Merger), subject to adjustment based on the 0.9739 exchange ratio. Each share of Union common stock outstanding immediately prior to the Merger remained outstanding and was unaffected by the Merger.

Union expects to operate StellarOne Bank, the former wholly-owned bank subsidiary of StellarOne, as a separate wholly-owned bank subsidiary of Union until May 2014, at which time StellarOne Bank is expected to be merged with and into Union First Market Bank, Union’s wholly-owned bank subsidiary.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this report. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement and effective upon the Merger, the number of directors on Union’s Board of Directors was increased to 19 directors, and eight former StellarOne directors were appointed to Union’s Board of Directors. The appointment of Raymond D. Smoot, Jr., former Chairman of the Board of Directors of StellarOne, as Union’s Chairman of the Board of Directors, was also effective upon the Merger. Ronald L. Hicks, the former Chairman of the Board of Directors of Union, is now serving as Vice Chairman of the Board of Directors of Union. Such director and chairman appointments, and related committee appointments and compensation arrangements, were previously reported by Union pursuant to a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2013, which information is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On January 1, 2014, pursuant to the Merger Agreement and effective immediately prior to the Merger, Union amended its Articles of Incorporation to increase the number of authorized shares of its common stock, par value $1.33 per share, from 36,000,000 shares to 100,000,000 shares. A copy of the Articles of Incorporation of Union, as amended, is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Amendment to Bylaws

On January 1, 2014, pursuant to the Merger Agreement and effective upon the Merger, Union amended its Bylaws to increase the number of directors on its board of directors from 11 to 19 and to provide that 11 of the directors shall have been members of Union’s Board of Directors prior to the completion of the Merger (each, a “Continuing Union Director”) and the remaining eight directors shall have been former members of StellarOne’s Board of Directors (each, a “New Union Director”). The Continuing Union Directors and the New Union Directors will be split as equally as possible among the three classes of directors to serve staggered terms. Until the third anniversary of the Merger, all vacancies on the Union Board of Directors created by the cessation of service of a Continuing Union Director must be filled by a nominee proposed to the nominating committee of the Union Board of Directors by a majority of the remaining Continuing Union Directors, and all vacancies on the Union Board of Directors created by the cessation of service of a New Union Director shall be filled by a nominee proposed to the nominating committee of the Union Board of Directors by a majority of the remaining New Union Directors. Such bylaw provision may not be modified, amended or repealed other than by the affirmative vote of all New Union Directors during such three-year period.

The Bylaws were also amended to provide that, until the third anniversary of the Merger, Raymond D. Smoot, Jr. will serve as Chairman of the Board of Directors of Union and as a member of its Executive Committee. The Bylaws provide that during such three-year period, the removal of Dr. Smoot, or the failure to appoint or re-elect Dr. Smoot as Chairman of the Board of Directors of Union, and any determination not to nominate Dr. Smoot as director of Union, will require the affirmative vote of at least 75% of the full Board of Directors of Union. Any modification, amendment or repeal of such bylaw provision may only be adopted by the affirmative vote of at least 75% of the full Board of Directors of Union.

See Item 5.02 of this report for information on the directors appointed to the Board of Directors of Union effective upon the Merger. The foregoing description of the amendments to the Bylaws of Union does not purport to be complete and is qualified in its entirety by reference to the Bylaws of Union, as amended, a copy of which is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this report is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this report is required to be filed.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated as of June 9, 2013, between Union First Market Bankshares Corporation and StellarOne Corporation (incorporated by reference to Exhibit 2.1 to Union First Market Bankshares Corporation’s Current Report on Form 8-K filed on June 12, 2013).

3.1	Articles of Incorporation of Union First Market Bankshares Corporation, as amended January 1, 2014.

3.2	Bylaws of Union First Market Bankshares Corporation, as amended January 1, 2014.

99.1	Press release, dated January 1, 2014, announcing the completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

By:	/s/ Robert M. Gorman
Robert M. Gorman Executive Vice President and Chief Financial Officer

Date: January 2, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated as of June 9, 2013, between Union First Market Bankshares Corporation and StellarOne Corporation (incorporated by reference to Exhibit 2.1 to Union First Market Bankshares Corporation’s Current Report on Form 8-K filed on June 12, 2013).

3.1	Articles of Incorporation of Union First Market Bankshares Corporation, as amended January 1, 2014.

3.2	Bylaws of Union First Market Bankshares Corporation, as amended January 1, 2014.

99.1	Press release, dated January 1, 2014, announcing the completion of the Merger.